UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2012

ClearOne Communications, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

001-33660	87-0398877
(Commission File Number)	(I.R.S. employer identification number)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

ClearOne Communications, Inc. (the “Company”) previously reported in its periodic filings that the Company had filed arbitration proceedings against Morgan Stanley & Co., Inc. (“Morgan Stanley”) and UBS Financial Services, Inc. (“UBS”) with the Financial Industry Regulatory Authority seeking consequential damages with respect to auction rate securities (“ARS”) that Morgan Stanley and UBS sold to the Company and turned out to be illiquid.  The arbitration sessions against Morgan Stanley were completed on October 8, 2012, and the arbitration sessions against UBS were completed on November 2, 2012.  The Company expects to resolve and announce the outcome of both arbitration proceedings regarding its ARS before the end of this year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE COMMUNICATIONS, INC.

Date: November 19, 2012	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer